Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent events
19.	Subsequent events:

(a)	On January 10, 2014, the Company declared a quarterly dividend of $0.59375 and $0.496875 per Series C and Series D preferred share, representing a total distribution of $10,650,000. The dividends were paid on January 30, 2014 to all shareholders of record on January 29, 2014.

(b)	On January 28, 2014, the Company held a special meeting of shareholders and a proposal was passed to increase the number of the Company’s authorized shares of preferred stock from 65,000,000 to 150,000,000 with a corresponding increase in the number of authorized shares of capital stock from 290,000,100 to 375,000,100.

(c)	On January 30, 2014, the Company’s outstanding 200,000 Series A preferred shares automatically converted into a total of 23,177,175 Class A common shares.

(d)	On February 6, 2014, the Company declared a quarterly dividend of $0.3125 per common share. The dividend was paid on February 26, 2014 to all shareholders of record on February 18, 2014. Of the $28,993,000 distribution, $14,319,000 was paid in cash and $14,674,000 was re-invested through the DRIP.

(e)	On February 13, 2014, the Company issued 5,400,000 Series E Cumulative Redeemable Perpetual Preferred Shares at a price of $25.00 per share for net proceeds of approximately $131,000,000. These proceeds include approximately $9,700,000 from the exercise of the underwriter’s option to purchase additional Series E Preferred Shares. The Company will use the net proceeds from this offering for general corporate purposes.